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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 9, 2004


                  CWABS, INC., (as depositor under the Sale and Servicing
       Agreement, dated as of March 28, 2003, relating to the Revolving
                 Home Equity Loan Asset Backed Notes, Series
                                    2003-C.

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


       Delaware                       333-101101               95-4596514
       --------                       ----------               ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)


             4500 Park Granada
             Calabasas, California                              91302
             ---------------------------                      --------
           (Address of Principal Executive Officers)         (Zip Code)



       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a supplement to the prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its, Revolving Home Equity Loan Asset Backed Notes, Series 2003-C (the "Notes").

         The audited financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002 that are included in the Form 8-K have been audited by KPMG LLP and are attached hereto as Exhibit 99.1. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to the reference to KPMG LLP as experts in the Supplement to the Prospectus Supplement is attached hereto as Exhibit 23.1.

         The unaudited financial statements of FGIC as of September 30, 2003 and for the three and nine months ended September 30, 2003 and September 30, 2002 are attached hereto as Exhibit 99.2

         ____________________________



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Item 7.  Financial Statements, Pro Forma Financial

      Information and Exhibits.
      ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

            23.1      Consent of KPMG LLP

            99.1 Financial statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002

            99.2 Unaudited financial statements of FGIC as of September 30, 2003 and for the three and nine months ended September 30, 2003 and September 30, 2002


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.



                                    By:  /s/ Celia Coulter
                                         -------------------------
                                         Name:  Celia Coulter
                                         Title:  Vice President

Dated:  March 9, 2004


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Exhibit Index
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Exhibit                                                                 Page
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23.1    Consent of KPMG LLP

99.1 Financial statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended
        December 31, 2002

99.2 Unaudited financial statements of FGIC as of September 30, 2003 and for the three and nine months ended September 30, 2003 and September 30, 2002